Exhibit 23.1







INDEPENDENT AUDITORS' CONSENT


We consent to the use in the Registration Statement No. (333-105942) of Teton Petroleum Company on Form SB-2 of our report dated March 28, 2003, appearing in the prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Experts" in such prospectus.



                        /s/ Ehrhardt Keefe Steiner & Hottman PC
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                            Ehrhardt Keefe Steiner & Hottman PC

July 22, 2003
Denver, Colorado